Exhibit 32-b
CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO
RULE 13a-14(b) UNDER THE EXCHANGE ACT AND 18 U.S.C. SECTION 1350
(as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)
     As required by Rule 13a-14(b) under the Securities Exchange Act of 1934, as amended, and 18 U.S.C. Section 1350, I, Kevin A. Nowlan, hereby certify that:

1.	The Quarterly Report of Meritor, Inc. on Form 10-Q for the quarterly period ended April 1, 2018 fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934, and

2.	The information contained in that report fairly presents, in all material respects, the financial condition and results of operations of Meritor, Inc.

/s/ Kevin A. Nowlan
Kevin A. Nowlan
Senior Vice President and President, Trailer and Components, and Chief Financial Officer

Date: May 3, 2018